Exhibit 10.4

LIMITED RECOURSE GUARANTY AGREEMENT

THIS LIMITED RECOURSE GUARANTY AGREEMENT (this “Guaranty”) is made effective as of June 18, 2025 by NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership (“Guarantor”) in favor of KeyBank National Association, a national banking association, its successors, participants, and assigns (“Lender”).

Recitals

The following recitals are a material part of this instrument:

A.           Lender is making a loan in the principal sum of $67,500,000.00 (the “Loan”) to HILL ESTATES NERA, LLC, a Delaware limited liability company (“Borrower”), on the date of this Guaranty. Guarantor has a significant financial interest in Lender’s making of the Loan to Borrower, and will realize significant financial benefit from the Loan. The Loan is evidenced by a Promissory Note (the “Note”) of even date herewith in the principal amount of the Loan from Borrower to Lender and is secured in part by a first Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (the “Security Instrument”) encumbering Borrower’s interest in that certain real property and improvements located in Middlesex County, Massachusetts (the “Property”). The Note, Security Instrument, and all other documents and instruments existing now or after the date hereof that evidence, secure or otherwise relate to the Loan, including this Guaranty, any assignments of leases and rents, other assignments, security agreements, financing statements, other guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or escrow/holdback or similar agreements or arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents” or individually as a “Loan Document.” The Loan Documents are hereby incorporated by this reference as if fully set forth in this Guaranty.

B.            Lender has required that Guarantor guaranty to Lender the payment of the Liabilities (as such term is defined in Section 2.1 hereof).

C.            Lender is unwilling to make the Loan to Borrower absent this Guaranty.

Agreement

In consideration of Lender’s agreement to make the Loan to Borrower and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Guarantor hereby states and agrees as follows:

1.            Request to Make Loan. Guarantor hereby requests that Lender make the Loan to Borrower and that Lender extend credit and give financial accommodations to Borrower, as Borrower may desire and as Lender may grant, from time to time, whether to the Borrower alone or to the Borrower and others, and specifically to make the Loan described in the Loan Documents.

2.           Guaranty of Liabilities.

2.1           Guarantor hereby absolutely and unconditionally guarantees full and punctual payment and performance when due of the following (collectively, the “Liabilities”):

(a)           an amount equal to twenty percent (20%) of the principal amount of the Indebtedness as of the occurrence of the Event of Default forming the basis for a demand by Lender hereunder (such amount, the “Limited Recourse Amount”);

(b)           all amounts that shall become due and owing to Lender at any time by virtue of or arising out of any of the acts, omissions, circumstances or conditions included in any of the Nonrecourse Carve-Outs (as hereinafter defined), including all renewals or extensions of any amount owing or obligation under the Nonrecourse Carve-Outs, all liability under the Nonrecourse Carve-Outs whether arising under the original Loan or any extension, modification, future advance, increase, amendment or modification thereof, interest due on amounts owing under the Nonrecourse Carve-Outs at the Default Rate specified in the Note, all expenses, including attorneys’ fees, incurred by Lender in connection with the enforcement of any of Lender’s rights under this Guaranty and all Enforcement Expenses (as hereinafter defined), solely to the extent the same directly relate to amounts or obligations owing under the Nonrecourse Carve-Outs (the foregoing are sometimes hereinafter collectively referred to as the “Nonrecourse Carve-Out Liabilities”). As used herein, the term “Nonrecourse Carve Outs” means any loss, damage, cost, expense or liability incurred by Lender (including attorneys’ fees and expenses and other collection and litigation expenses) arising out of or in connection with any of the following:

(i)             Borrower or any affiliate, agent, or employee of Borrower misappropriates any rents or other Property income or collateral proceeds including insurance or condemnation proceeds or awards;

(ii)            Borrower or any affiliate, agent, or employee of Borrower fails to apply, pay over or deliver to Lender, as applicable, any tenant security deposits or other refundable deposits in accordance with the terms of the applicable lease or other agreement or the Security Instrument or any other Loan Document;

(iii)           Borrower or any affiliate, agent, or employee of Borrower receives rents or other payments from tenants more than one month in advance and fails to apply them in accordance with the Loan Documents;

(iv)           following the occurrence and during the continuance of an Event of Default (as defined in the Note), Borrower or any affiliate, agent, or employee of Borrower (including Borrower in its capacity as a debtor or debtor in possession in a bankruptcy proceeding) fails either to apply rents or other Property income, whether collected before or after such Event of Default, to the ordinary, customary, and necessary expenses of operating the Property or, upon demand, to deliver such rents or other Property income to Lender;

(v)           waste is committed on the Property during a period while Borrower or any affiliate, agent, or employee of Borrower is in possession thereof (“waste” meaning the diminution in the Property’s value resulting from Borrower’s grossly negligent or willful failure to manage, maintain, repair and otherwise operate the Property in a commercially reasonable manner);

(vi)          any damage to the Property or the Lender is caused as a result of the intentional misconduct or gross negligence of Borrower or any affiliate, agent, or employee of Borrower;

(vii)         any Property is removed in violation of the terms of the Loan Documents and not replaced;

(viii)        Borrower fails, in accordance with the terms of the Loan Documents, to maintain insurance or to pay taxes, assessments, or other liens or claims that could create liens affecting the Property (unless Lender is escrowing funds therefor and fails to make such payments or has taken possession of the Property following an Event of Default, has received all rents from the Property applicable to the period for which such insurance, taxes or other items are due, and thereafter fails to make such payments);

(ix)           there is any fraud or material misrepresentation by Borrower or any of its affiliates, any guarantor, any indemnitor or any agent, employee, or other person with actual or apparent authority to make statements or representations on behalf of Borrower, any affiliate of Borrower, or any guarantor or indemnitor (“apparent authority” meaning such authority as the principal knowingly or negligently permits the agent to assume, or which he holds the agent out as possessing);

(x)            Borrower fails, following an Event of Default, to deliver to Lender on demand all security deposits, books and records relating to the Property and in the possession or control of Borrower or any affiliate, agent, or employee of Borrower; or

(xi)           the occupancy of the Property pursuant to an invalid or improper certificate of occupancy or the occupancy of the Property without any permanent certificate of occupancy;

and

(c)           (i) all payments due under the Note, including the repayment of all additional advances of any kind that may be made by Lender to Borrower, whether at stated maturity, by acceleration or otherwise, (ii) any and all renewals or extensions of any such item of indebtedness or obligation or any part thereof; (iii) all obligations and indebtedness of any kind or nature arising under any of the Loan Documents; (iv) any future advances that may be made by Lender related to the Loan or the Property, whether made to protect the security or otherwise, and whether or not evidenced by additional promissory notes or other evidences of indebtedness; (v) all interest due on all of the same; (vi) all expenses, including attorney’s fees, incurred by Lender in connection with the enforcement of Lender’s rights under this Guaranty and all Administration and Enforcement Expenses. PROVIDED HOWEVER, notwithstanding anything herein to the contrary, Lender shall not demand payment or commence any action to enforce Guarantor’s liability under this Section 2.1(b) and Guarantor shall have no liability under this Section 2.1(b) unless and until (A) there shall be any violation of the due on sale or due on encumbrance provisions of the Security Instrument, (B) Borrower shall at any time hereafter make an assignment for the benefit of its creditors, or (C) the Property or any part thereof shall at any time hereafter become property of the estate or an asset in (I) a voluntary bankruptcy, insolvency, receivership, liquidation, winding up, or other similar type of proceeding, or (II) an involuntary bankruptcy or insolvency proceeding (other than one filed by Lender) that is not dismissed within ninety (90) days of filing, at which time Lender may immediately commence enforcement of Guarantor’s liability hereunder.

2.2           Upon the request of Lender, Guarantor shall immediately pay or perform the Liabilities, including, without limitation, the Limited Recourse Amount, when they or any of them become due or are to be paid or performed under the term of any of the Loan Documents. Any amounts received by Lender from any sources and applied by Lender towards the payment of the Liabilities shall be applied in such order of application as Lender may from time to time elect. All Liabilities shall conclusively be presumed to have been created, extended, contracted, or incurred by Lender in reliance upon this Guaranty and all dealings between Borrower and Lender shall likewise be presumed to be in reliance upon this Guaranty.

2.3           For the purpose of this Guaranty, “Enforcement Expenses” shall mean all fees and expenses incurred at any time or from time to time by Lender, including legal (whether for the purpose of advice, negotiation, documentation, defense, enforcement or otherwise), accounting, financial advisory, auditing, rating agency, appraisal, valuation, title or title insurance, engineering, environmental, collection agency, or other expert or consulting or similar services, in connection with: (a) any litigation, contest, dispute, suit, arbitration, mediation, proceeding or action (whether instituted by or against Lender, including actions brought by or on behalf of Borrower or Borrower’s bankruptcy estate or any indemnitor or guarantor of the Loan or any other person) in any way relating to the Loan or the Loan Documents including in connection with any bankruptcy, reorganization, insolvency, or receivership proceeding; (b) any attempt to enforce any rights of Lender against Borrower or any other person that may be obligated to Lender by virtue of any Loan Document or otherwise whether or not litigation is commenced in pursuance of such rights; and (c) protection, enforcement against, or liquidation of the Property or any other collateral for the Loan, including any attempt to inspect, verify, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Loan, the Property or any other collateral for the Loan.

3.           Additional Advances, Renewals, Extensions and Releases. Guarantor hereby agrees and consents that, without notice to or further consent by Guarantor, Lender may make additional advances with respect to the Loan or the Property, and the obligations of Borrower or any other party in connection with the Loan may be renewed, extended, modified, accelerated or released by Lender as Lender may deem advisable, and any collateral the Lender may hold or in which the Lender may have an interest may be exchanged, sold, released or surrendered by it, as it may deem advisable, without impairing or affecting the obligations of Guarantor hereunder in any way whatsoever.

4.             Waivers.

4.1           Guarantor hereby waives each of the following: (a) any and all notice of the acceptance of this Guaranty or of the creation, renewal or accrual of any Liabilities, present or future (including any additional advances made by Lender under the Loan Documents); (b) the reliance of Lender upon this Guaranty; (c) notice of the existence or creation of any Loan Document or of any of the Liabilities; (d) protest, presentment, demand for payment, notice of default or nonpayment, notice of dishonor to or upon Guarantor, Borrower or any other party liable for any of the Liabilities; (e) any and all other notices or formalities to which Guarantor may otherwise be entitled, including notice of Lender’s granting the Borrower any indulgences or extensions of time on the payment of any Liabilities; and (f) promptness in making any claim or demand hereunder.

4.2           No delay or failure on the part of Lender in the exercise of any right or remedy against either Borrower or Guarantor shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy herein shall preclude other or further exercise thereof or of any other right or remedy whether contained herein or in the Note or any of the other Loan Documents. No action of Lender permitted hereunder shall in any way impair or affect this Guaranty.

4.3           Guarantor acknowledges and agrees that Guarantor shall be and remain absolutely and unconditionally liable for the full amount of all Liabilities notwithstanding any of the following, and Guarantor waives any defense or counterclaims to which Guarantor may be entitled, based upon any of the following, in any proceeding (without prejudice to assert the same in a separate cause of action at a later time):

(a)           Any or all of the Liabilities being or hereafter becoming invalid or otherwise unenforceable for any reason whatsoever or being or hereafter becoming released or discharged, in whole or in part, whether pursuant to a proceeding under any bankruptcy or insolvency laws or otherwise; or

(b)           Lender failing or delaying to properly perfect or continue the perfection of any security interest or lien on any property which secures any of the Liabilities, or to protect the property covered by such security interest or enforce its rights respecting such property or security interest; or

(c)           Lender failing to give notice of any disposition of any property serving as collateral for any Liabilities or failing to dispose of such collateral in a commercially reasonable manner; or

(d)           Any other circumstance that might otherwise constitute a defense other than payment in full of the Liabilities.

5.             Guaranty of Payment. Guarantor agrees that Guarantor’s liability hereunder is primary, absolute and unconditional without regard to the liability of any other party. This Guaranty shall be construed as an absolute, irrevocable and unconditional guaranty of payment and performance (and not a guaranty of collection), without regard to the validity, regularity or enforceability of any of the Liabilities.

6.             Guaranty Effective Regardless of Collateral. This Guaranty is made and shall continue as to any and all Liabilities without regard to any liens or security interests in any collateral, the validity, effectiveness or enforceability of such liens or security interests, or the existence or validity of any other guaranties or rights of Lender against any other obligors. Any and all such collateral, security, guaranties and rights against other obligors, if any, may from time to time without notice to or consent of Guarantor, be granted, sold, released, surrendered, exchanged, settled, compromised, waived, subordinated or modified, with or without consideration, on such terms or conditions as may be acceptable to Lender, without in any manner affecting or impairing the liabilities of Guarantor. Without limiting the generality of the foregoing, it is acknowledged that Guarantor’s liability hereunder shall survive any foreclosure proceeding, any foreclosure sale, any delivery of a deed in lieu of foreclosure, and any release of record of the Security Instrument.

7.             Additional Credit. Credit or financial accommodation may be granted or continued from time to time by Lender to Borrower regardless of Borrower’s financial or other condition at the time of any such grant or continuation, without notice to or the consent of Guarantor and without affecting Guarantor’s obligations hereunder. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower.

8.             Rescission of Payments. If at any time payment of any of the Liabilities or any part thereof is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or under any other circumstances whatsoever, this Guaranty shall, upon such rescission, restoration or return, continue to be effective or shall (if previously terminated) be reinstated, as the case may be, as if such payment had not been made.

9.             Additional Waivers. So long as any portion of the Liabilities remains unpaid or any portion of the Liabilities (or any security therefor) that has been paid to Lender remains subject to invalidation, reversal or avoidance as a preference, fraudulent transfer or for any other reason whatsoever (whether under bankruptcy or non-bankruptcy law) to being set aside or required to be repaid to Borrower as a debtor in possession or to any trustee in bankruptcy, Guarantor irrevocably waives (a) any rights which it may acquire against Borrower by way of subrogation under this Guaranty or by virtue of any payment made hereunder (whether contractual, under the Bankruptcy Code or similar state or federal statute, under common law, or otherwise), (b) all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against Borrower that may have arisen in connection with this Guaranty, (c) any right to participate in any way in the Loan Documents or in the right, title and interest in any collateral securing the payment of Borrower’s obligations to Lender, and (d) all rights, remedies and claims relating to any of the foregoing. If any amount is paid to Guarantor on account of subrogation rights or otherwise, such amount shall be held in trust for its benefit and shall forthwith be paid to Lender to be applied to Borrower’s obligations secured by the Security Instrument, whether matured or unmatured, in such order as Lender shall determine.

10.           Independent Obligations. The obligations of Guarantor are independent of the obligations of Borrower, and a separate action or actions for payment, damages or performance may be brought and prosecuted against Guarantor, whether or not an action is brought against Borrower or the security for Borrower’s obligations, and whether or not Borrower is joined in any such action or actions. Guarantor expressly waives any requirement that Lender institute suit against Borrower or any other persons, or exercise or exhaust its remedies or rights against Borrower or against any other person, other guarantor, or other collateral securing all or any part of the Liabilities, prior to enforcing any rights Lender has under this Guaranty or otherwise. Lender may pursue all or any such remedies at one or more different times without in any way impairing its rights or remedies hereunder. Guarantor hereby further waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. If there shall be more than one guarantor with respect to any of the Liabilities, then the obligations of each such guarantor shall be joint and several.

11.           Subordination of Indebtedness of Borrower to Guarantor. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the prior payment in full of the Liabilities. Guarantor agrees that following the occurrence and during the continuance of an Event of Default, until the Liabilities have been paid in full, Guarantor will not seek, accept or retain for Guarantor’s own account, any payment (whether for principal, interest, or otherwise) from Borrower for or on account of such subordinated debt. Following the occurrence and during the continuance of an Event of Default, any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Liabilities without impairing or releasing the obligations of Guarantor hereunder. Guarantor hereby unconditionally and irrevocably agrees that (a) Guarantor will not at any time while the Liabilities remain unpaid, assert against Borrower (or Borrower’s estate in the event that Borrower becomes the subject of any case or proceeding under any federal or state bankruptcy or insolvency laws) any right or claim to indemnification, reimbursement contribution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay Lender, including the Liabilities, and any and all obligations which Guarantor may perform, satisfy or discharge, under or with respect to the Guaranty, and (b) Guarantor subordinates to the debt now owed by Borrower to Lender all such rights and claims to indemnification, reimbursement contribution or payment that Guarantor may have now or at any time against Borrower (or Borrower’s estate in the event that Borrower becomes the subject of any case or proceeding under any federal or state bankruptcy or insolvency laws).

12.           Claims in Bankruptcy. Guarantor shall file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Borrower to Guarantor and will assign to Lender all right of Guarantor thereunder. Guarantor hereby irrevocably appoints Lender its attorney-in-fact, which appointment is coupled with an interest, to file any such claim that Guarantor may fail to file, in the name of Guarantor or, in Lender’s discretion, to assign the claim and to cause proof of claim to be filed in the name of Lender’s nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount thereof and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled.

13.           Guarantor’s Representations and Warranties. Guarantor represents, warrants and covenants to and with Lender that:

13.1         There is no action or proceeding pending or to the knowledge of Guarantor, threatened against Guarantor before any court or administrative agency which might result in any material adverse change in the business or financial condition of Guarantor or in the property of Guarantor;

13.2         Guarantor has filed all Federal and State income tax returns which Guarantor has been required to file, and has paid all taxes as shown on said returns and on all assessments received by Guarantor to the extent that such taxes have become due;

13.3         Neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor under any agreement or instrument to which Guarantor is now a party or by which Guarantor may be bound;

13.4         This Guaranty is a valid and legally binding agreement of Guarantor and is enforceable against Guarantor in accordance with its terms;

13.5         Guarantor has either (i) examined the Loan Documents or (ii) has had an opportunity to examine the Loan Documents and has waived the right to examine them; and

13.6         Guarantor has the full power, authority, and legal right to execute and deliver this Guaranty. If Guarantor is not an individual, (i) Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation, and (ii) the execution, delivery and performance of this Guaranty by Guarantor has been duly and validly authorized and the person(s) signing this Guaranty on Guarantor’s behalf has been validly authorized and directed to sign this Guaranty.

14.           Notice of Litigation. Guarantor shall promptly give Lender notice of all litigation or proceedings before any court or Governmental Authority affecting Guarantor or its property, except litigation or proceedings which, if adversely determined, would not have a material adverse effect on the financial condition or operations of Guarantor or its ability to perform any of its obligations hereunder.

15.           Access to Records; Existence. Guarantor shall give Lender and its representatives reasonable access to, and permit Lender and such representatives to examine, copy or make extracts from, any and all books, records and documents in the possession of Guarantor relating to the performance of Guarantor’s obligations hereunder and under any of the Loan Documents, all at such times and as often as Lender may reasonably request. If Guarantor is not an individual, Guarantor shall continuously maintain its existence and shall not dissolve or permit its dissolution so long as any Liabilities remain outstanding.

16.           Assignment by Lender. In connection with any sale, assignment or transfer of the Loan, Lender may sell, assign or transfer this Guaranty and all or any of its rights, privileges, interests and remedies hereunder to any other person or entity whatsoever without notice to or consent by Guarantor, and in such event the assignee shall be entitled to the benefits of this Guaranty and to exercise all rights, interests and remedies as fully as Lender.

17.           Termination. This Guaranty shall terminate only when all of the Liabilities have been paid in full, including all interest thereon, late charges and other charges and fees included within the Liabilities. When the conditions described above have been fully met, Lender will, upon request, furnish to Guarantor a written cancellation of this Guaranty.

18.           Notices. Any notice required or permitted to be given hereunder must be in writing and given (a) by depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such party; (c) by transmitting a facsimile copy to the correct facsimile phone number of the intended recipient (with a second copy to be sent to the intended recipient by any other means permitted under this Section 18); or (d) by depositing the same into the custody of a nationally recognized overnight delivery service addressed to the party to be notified. In the event of mailing, notices shall be deemed effective three (3) days after posting; in the event of overnight delivery, notices shall be deemed effective on the next business day following deposit with the delivery service; in the event of personal service or facsimile transmissions, notices shall be deemed effective when delivered. For purposes of notice, the addresses of the parties shall be as set forth in the Preamble to this Guaranty. A copy of any notice sent, transmitted or delivered to Lender shall also be delivered to Thompson Hine LLP, 300 Madison Avenue, 27th Floor, New York, New York 10017, Attention: Karen M. Kozlowski, Esq., facsimile number: 212-344-6101. From time to time either party may designate another or additional addresses for all purposes of this Guaranty by giving the other party no less than ten (10) days advance notice of such change of address in accordance with the notice provisions hereof.

19.           Waiver of Jury Trial. TO THE EXTENT NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW, GUARANTOR AND LENDER EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. GUARANTOR AND LENDER EACH ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

20.           Miscellaneous. This Guaranty shall be a continuing guaranty. This Guaranty shall bind the heirs, successors and assigns of Guarantor (except that Guarantor may not assign his, her, or its liabilities under this Guaranty without the prior written consent of Lender, which consent Lender may in its discretion withhold), and shall inure to the benefit of Lender, its successors, transferees and assigns. Each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. Neither this Guaranty nor any of the terms hereof, including the provisions of this Section, may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought, and the parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Guaranty; (b) irrevocably waive any and all right to enforce any alleged, non-written amendment to this Guaranty; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Guaranty. This Guaranty may be executed in several counterparts, each of which counterpart shall be deemed an original instrument and all of which together shall constitute a single Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. As used in this Guaranty, (i) the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to,” (ii) any pronoun used herein shall be deemed to cover all genders, and words importing the singular number shall mean and include the plural number, and vice versa, (iii) all captions to the Sections hereof are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Guaranty, (iv) no inference in favor of, or against, Lender or Guarantor shall be drawn from the fact that such party has drafted any portion hereof or any other Loan Document, (v) the term “Borrower” shall mean individually and collectively, jointly and severally, each Borrower (if more than one) and shall include the successors (including any subsequent owner or owners of the Property or any part thereof or any interest therein and Borrower in its capacity as debtor-in-possession after the commencement of any bankruptcy proceeding), assigns, heirs, personal representatives, executors and administrators of Borrower, (vi) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or,” (vii) the words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision or section of this Guaranty, and (viii) an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender. Any capitalized term used herein that is defined in any other Loan Document and not otherwise defined herein shall have the same meaning when used in this Guaranty. Wherever Lender’s judgment, consent, approval or discretion is required under this Guaranty or Lender shall have an option, election, or right of determination or any other power to decide any matter relating to the terms of this Guaranty, including any right to determine that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender except as may be otherwise expressly and specifically provided herein. Such Decision Power and each other power granted to Lender upon this Guaranty or any other Loan Document may be exercised by Lender or by any authorized agent of Lender (including any servicer and/or attorney-in-fact), and Guarantor hereby expressly agrees to recognize the exercise of such Decision Power by such authorized agent. If any provision of this Guaranty is held invalid or unenforceable by final and unappealable judgment of the court having jurisdiction over the matter and persons, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision, its application in other circumstances, or the remaining provisions of this Guaranty.

21.           Applicable Law; Jurisdiction and Venue. This Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to the conflicts of law provisions thereof (“Governing State”). Guarantor hereby consents to personal jurisdiction in the Governing State. Venue of any action brought to enforce this Guaranty or any other Loan Document or any action relating to the Loan or the relationships created by or under the Loan Documents (“Action”) shall, at the election of Lender, be in (and if any Action is originally brought in another venue, the Action shall at the election of Lender be transferred to) a state or federal court of appropriate jurisdiction located in the Governing State. Guarantor hereby consents and submits to the personal jurisdiction of the Governing State and of federal courts located in the Governing State in connection with any Action and hereby waives any and all personal rights under the laws of any other state to object to jurisdiction within such State for purposes of any Action. Guarantor hereby waives and agrees not to assert, as a defense to any Action or a motion to transfer venue of any Action, (a) any claim that it is not subject to such jurisdiction, (b) any claim that any Action may not be brought against it or is not maintainable in those courts or that this Guaranty may not be enforced in or by those courts, or that it is exempt or immune from execution, (c) that the Action is brought in an inconvenient forum, or (d) that the venue for the Action is in any way improper.

22.           Additional Provisions. In the event of any inconsistencies between the terms and conditions of this Section and any other terms and conditions of this Guaranty, the terms and conditions of this Section shall be binding.

23.           Financial Covenants and Reporting. Guarantor shall comply with all financial reporting requirements and financial covenants applicable to Guarantor that are set forth in Sections 11.1(aa) and Exhibit G of the Loan Agreement. Failure to comply with such financial reporting requirements or financial covenants shall constitute an immediate Event of Default under the Loan Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Guarantor has executed or caused this Guaranty to be executed effective as of the day and year first above written.

GUARANTOR:

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP,
A Massachusetts limited partnership

By: NewReal, Inc., a Massachusetts corporation, its Manager

By:
Ronald Brown, President

Signature Page to Limited Recourse Guaranty